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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      March 4, 1998
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Code-Alarm, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

Michigan
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                 (State of Other Jurisdiction of Incorporation)

     016441                                                     38-2334695
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(Commission File Number)                  (IRS Employer Identification No.)

950 E. Whitcomb, Madison Heights, Michigan                      48071
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(Address of Principal Executive Offices)                         (Zip Code)

     (248) 583-9620
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


Item 1.  Changes in Control of Registrant.

     (b) A change in control might occur at a later date as a consequence of the transactions described in Item 5 of this report.


Item 5.  Other Events.

     As previously reported in the Code-Alarm, Inc. Form 8-K dated February 3, 1998, final judgment was entered in the United States District Court, Eastern District of Michigan (the "Court") case of Code-Alarm, Inc. v. Directed Electronics, Inc., Case No. 87-CV-74022-DT, on February 3, 1998, in the amount of $10,651,443 plus daily prejudgment interest of $1,992.99 from January 20, 1998 until February 2, 1998. On March 5, 1998, the Court approved a Bond for Stay of Execution Pending Disposition of Rule 59 Motions and Appeal in the amount of

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$9,341,031, which Code-Alarm posted with the Court.  The Bond is secured by an irrevocable letter of credit provided by Code-Alarm's senior lender, General Electric Capital Corporation ("GECC"). In exchange for the guaranty of this letter of credit, Pegasus Partners, L.P., acquired warrants to purchase 1,730,301 shares of Code-Alarm's Common Stock and Pegasus Related Partners, L.P., acquired warrants to purchase 4,499,915 shares of Code-Alarm's Common Stock. The form of warrant was attached as Exhibit 10.62 to the Code-Alarm Form 8-K dated October 24, 1997. As a consequence of the issuance of these warrants, the number of shares of Common Stock into which the warrant previously issued to GECC is exercisable was increased from 131,718 shares to 226,594 and the exercise price per share was reduced. The new warrants issued to the two Pegasus entities may be exercised at any time from March 5, 1998, until 5:00 p.m. on October 27, 2004, at a price of $0.49397 per share. The two Pegasus entities, upon exercise of these and other warrants, will own approximately 73% of the Common Stock of Code-Alarm on a fully diluted basis.

     On March 4, 1998, Code-Alarm entered into an Amendment, Waiver and Consent to the Credit Agreement dated as of October 24, 1997 among Code-Alarm as Borrower, certain of Code-Alarm's subsidiaries as other "Credit Parties", GECC as Lender and Agent and other Lenders who may become parties thereto, to provide for an additional issuance on the "Litigation L/C", to request a draw thereof, to memorialize certain understandings, to amend the agreement to correct certain errors and omissions, and to obtain a waiver of certain defaults. The Amendment is filed herewith.

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits.

      10.73 Amendment, Waiver and Consent to Credit Agreement dated as of March 4, 1998 among Company, General Electric Capital Corporation ("GECC"), in its capacity as a "Lender", and the other financial institutions which may from time to time become parties to the Credit Agreement (GECC, in such capacity, and such other financial institutions being sometimes hereinafter referred to collectively as the "Lenders" and individually as a "Lender"), and GECC, in its separate capacity as agent for the Lenders.

      10.74 Conformed Copy Incorporating Amendment and Waiver dated as of March 4, 1998, of Credit Agreement dated as of October 24, 1997 (the "Credit Agreement") among Company, General Electric Capital Corporation ("GECC"), in its capacity as a "Lender", and the other financial institutions which may from time to time become parties to the Credit Agreement (GECC, in such capacity, and such other financial institutions being sometimes hereinafter referred to collectively as the "Lenders" and individually as a "Lender"), and GECC, in its separate capacity as agent for the Lenders.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             CODE-ALARM, INC.
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Date:  March 19, 1998
                                        By:/s/ Craig S. Camalo
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                                             CRAIG S. CAMALO
                                             Secretary



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                                EXHIBIT INDEX
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Exhibit No.                     Description
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   10.73                        Amendment, Waiver and Consent to
                                Credit Agreement dated March 4, 1998.

   10.74                        Credit Agreement dated October 24, 1997.